UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2016

Ryerson Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-34735
 (Commission File Number)
26-1251524
 (IRS Employer Identification No.)

227 West Monroe, 27th Floor, Chicago, IL 60606
(312) 292-5000
(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On September 15, 2016, Ryerson Holding Corporation announced that its wholly-owned subsidiary, Joseph T. Ryerson & Son, Inc., issued a notice to redeem 100% of the aggregate principal amount of its 11¼ % Senior Notes due 2018 (the “Notes”) on October 15, 2016.
Pursuant to the terms of the Notes, all of the outstanding principal amount of the Notes will be redeemed at a redemption price equal to 102.813% of the principal amount thereof, plus accrued and unpaid interest (if any), to, but not including, October 15, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
The following exhibit is being filed with this Current Report on Form 8-K:

99.1	Press Release, dated September 15, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 15, 2016

RYERSON HOLDING CORPORATION

By:	/s/ Erich S. Schnaufer
Name: Erich S. Schnaufer
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 15, 2016

4